TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of March 13, 2006, by and among MEDICAL STAFFING SOLUTIONS, INC., a Delaware corporation (the "Company"), DAVID GONZALEZ, ESQ. (the "Escrow Agent") and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

      WHEREAS, the Company, the Escrow Agent and the Investor entered into an Investment Agreement (the "Investment Agreement") and an Escrow Agreement each dated December 13, 2005 (the "Escrow Agreement").

      NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and in the Escrow Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Termination. Each of the parties to this Agreement hereby terminates the Escrow Agreement and the respective rights and obligations contained therein and any rights and obligations with respect to escrow arrangements provided for in the Investment Agreement. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Escrow Agreement or the escrow arrangements (including fees) provided for in the Investment Agreement.

      IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

MEDICAL STAFFING SOLUTIONS, INC.              CORNELL CAPITAL PARTNERS, LP

By:/s/ Dr. B.B. Sahay                         By:    Yorkville Advisors, LLC
------------------------------                Its:   General Partner
Name:  Dr. B.B. Sahay
Title: President
                                              By:/s/ Mark A. Angelo
                                              ---------------------------------
                                              Name:  Mark A. Angelo
                                              Title: Portfolio Manager

                                              ESCROW AGENT



                                              By:/s/ David Gonzalez, Esq.
                                              ---------------------------------
                                              Name:  David Gonzalez, Esq.